LOGISTICAL SUPPORT, INC.
                          INVESTMENT BANKING AGREEMENT

Dated as of: May 5, 2005

Hunter World Markets, Inc.
9300 Wilshire Boulevard
Penthouse Suite
Beverly Hills, CA 90212

Ladies and Gentlemen:

The undersigned, Logistical Support, Inc. (the "Company"), hereby agrees to engage Hunter World Markets, Inc. ("Hunter") as its investment banker on the terms and conditions as set forth in this letter agreement.

      1.    Terms.

            The Company hereby engages Hunter to act as its exclusive investment banker for a period of one year. The scope of the investment banking work shall include an offering of up to $6,500,000 (the "Offering" and the period before the closing of the Offering, the "Offering Term").

            Hunter reserves the right to raise up to an additional $4,000,000 in either PIPE financing or as Hunter's exercise of its warrants on terms and conditions to be approved by Hunter.

            Hunter shall not be obligated to sell any securities as underwriter and Hunter shall be engaged solely on a "best efforts basis."

      2.    Compensation.

            (a) Hunter shall receive a placement fee of 8% on the $6,500,000 financing.

            (b) Hunter shall receive a placement fee of 10% on any other funding facilitated by Hunter including any PIPE financings or warrant exercises.

            (c) The Parties shall mutually agree on the investment banking compensation to Hunter for deals other than this offering, which shall be no less than customary investment banking fees.

            (d) In the event that Hunter has to give up options as a result of a condition of closing the $6,500,000 financing, the Company will issue Hunter shares of common stock of the Company equal to a cashless exercise of the options Hunter relinquishes. For example, if Hunter's options are priced at $0.20 and the market price is $1.65, the difference between the warrant price and the market price is $1.45. Multiplying $1.45 by the number of options (3,000,000) results in $4,350,000, which is then divided by the market price ($1.65) which results in Hunter being entitled to receive 2,636,363 shares of the Company's common stock (the "Option Shares"). The Option Shares shall have piggyback registration rights.

      3.    Exclusivity.

            (a) Hunter will advise the company on all financial matters including mergers and acquisitions, subsequent financing transactions and listing on the Nasdaq or National Exchanges. Hunter will introduce the company to its network of institutional investors.

            (b) The Company may not solicit third party finders, brokers, or other consultants, during the Offering Term, without express written approval of Hunter. During the Offering Term, the Company shall provide Hunter with the name and other pertinent information on any potential investor before accepting such investment, however the Company shall at all times retain sole discretion to accept such investment.

      4. Right of First Refusal. For a period of one year after the closing of the Offering, Hunter shall have the right of first refusal to act as sole investment banker in the underwriting or placement financings done by the Company and offerings of the Company's securities other than strategic financings. During such one year period, the Company will provide Hunter with the terms of any offering of its equity securities along with the terms and conditions for underwriters or placement agents for such offering. Hunter shall have ten business days to exercise such right.

      5.    Representations, Warranties and Covenants of Hunter.

            Hunter represents, warrants and covenants as follows:

            (a) Hunter has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby.

            (b) The execution and delivery by Hunter of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which Hunter is a party or by which Hunter or its properties are bound, or any judgment, decree, order or, to Hunter's knowledge, any statute, rule or regulation applicable to Hunter. This Agreement, when executed and delivered by Hunter, will constitute the legal, valid and binding obligations of Hunter, enforceable in accordance with their respective terms, except to the extent that (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally,
(ii) the enforceability hereof or thereof is subject to general principles of equity, or (iii) the indemnification provisions hereof or thereof may be held to violate public policy.

            (c) Hunter shall use all reasonable efforts to determine (i) whether the Investor is an Accredited Investor and (ii) that any information furnished by the Investor is true and accurate. Hunter shall have no obligation to insure that any check, note, draft or other means of payment for the Units will be honored, paid or enforceable against the Investor in accordance with its terms.

            (d) Hunter is a member of the NASD, and is a broker-dealer registered as such under the Securities Exchange Act of 1934 and under the securities laws of the states in which the Units will be offered or sold by Hunter, unless an exemption for such state registration is available to Hunter. Hunter is in compliance with all material rules and regulations applicable to Hunter generally and applicable to Hunter's participation in the Offering.

      6.    Representations and Warranties of the Company.

            The Company represents and warrants as follows:

            (a) The execution, delivery and performance of this Agreement has been or will be duly and validly authorized by the Company and will be, a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the enforceability hereof or thereof is subject to general principles of equity or (iii) the indemnification provisions hereof or thereof may be held to violate public policy. The securities to be issued pursuant to the transactions contemplated by this Agreement have been duly authorized and, when issued and paid for in accordance with (x) this Agreement and (y) the certificates/instruments representing such securities, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (1) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and (2) the enforceability thereof is subject to general principles of equity. All corporate action required to be taken for the authorization, issuance and sale of the securities has been duly and validly taken by the Company.

            (b)  The  Company  has a duly  authorized,  issued  and  outstanding capitalization as set forth in any offering document. The Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the agreements described herein or as set forth in any offering document. All issued and outstanding securities of the Company, have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company.

            (c) The securities to be offered as well as issuable have been duly authorized and when issued and paid for in accordance with this Agreement and the certificates/instruments representing such common stock, will be validly issued, fully-paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; such securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

            (d) All information and statements provided directly by the Company in writing to prospective investors introduced to the Company by Hunter in any offer will be true and correct as of the time such statement was made.

            (e) Any written offering material prepared by the Company will not be misleading or violative of the anti-fraud provisions of the Securities Exchange Act of 1934.

            (f) The financial statements presented to Hunter fairly reflect the financial condition of the Company and the results of its operations at a time and for the periods covered by the financial statements.

      7.    Certain Covenants and Agreements of the Company.

            The Company covenants and agrees at its expense and without any expense to Hunter as follows:

            (a) To ensure that any transactions between or among the Company, or any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

            (b) For a period of 36 months, beginning on April ___, 2005, the Company agrees that the Company, its employees, agents and representatives shall not knowingly, either directly or indirectly, contact, solicit, employ or engage or attempt to contact, solicit, enter into discussions with or contract with in any capacity, any person introduced to the Company by Hunter and listed on
Schedule 7(b) or any employees, agents, or representatives of Hunter.

      8.    Indemnification.

            (a) The Company hereby agrees that it will indemnify and hold Hunter and each officer, director, shareholder, employee, attorneys, accountants, agents or representative of Hunter, and each person controlling, controlled by or under common control with Hunter within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 or the SEC's rules and regulations promulgated thereunder (the "Rules and Regulations"), harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition including attorneys' fees in the event of a breach of this representation and warranty) to which Hunter or such indemnified person of Hunter may become subject under the Securities Act of 1933, the Securities Exchange Act of 1934, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (a) this Agreement, (b) any written offering material prepared by the Company including the PPM (except those written statements relating to Hunter given by an indemnified person for inclusion therein), (c) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the common stock and the warrants under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (a), (b) or (c) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Section 9(a), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against Hunter or such indemnified person as a direct result of Hunter or such person's gross negligence or willful misfeasance will be promptly repaid to the Company.

            (b) Hunter hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the Securities Act of 1933 or
Section 20 of the Securities Exchange Act of 1934 or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the Securities Act of 1933, the Securities Exchange Act of 1934, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of Hunter or its officers, employees or representatives in acting as placement agent for the Offering or (ii) the breach of any
representation,   warranty,  covenant  or  agreement  made  by  Hunter  in  this
Agreement.

            (c) Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 9(a) or 9(b), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such
Section 9(a) or 9(b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if, counsel to the indemnifying party or parties shall have reasonably concluded that there may be defenses available to it or the indemnified party or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

            (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 9(a) or 9(b) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and Hunter shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that Hunter shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to Hunter and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act of 1933 shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(d), any person controlling, controlled by or under common control with Hunter, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as Hunter and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this Section 9(d), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby. The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

      9.    Non-Circumvention.

            Pursuant to this Agreement, it is contemplated that Hunter shall supply to the Company and its officers and directors and its counsel certain information concerning investors and other customers of Hunter. Except for any prior contracts established prior to the date of this Agreement, neither the Company, nor any of its majority owned or controlled entities or any of their officers and directors or its counsel shall, without the prior written consent of Hunter, contact any of such investors and other customers listed on Schedule 9 for the purpose of an investment in the Company or an investment in any other entity or enterprise controlled by the Company.

            In the event that the Company or any of its majority owned or controlled entities or any of its or their officers and directors and its counsel enters into an agreement with any investor or other customer of Hunter referenced above either (i) during the Offering Term or (ii) within two years after the Offering Term, regarding a Transaction and completes such Transaction, Hunter shall be entitled to payment at the closing of such Transaction of five percent (5%) of the Aggregate Consideration with respect to such Transaction (excluding the offerings pursuant to which amounts payable to Hunter are set forth herein). "Transaction" shall be defined as any direct or indirect sale, transfer, conveyance, exchange, financing, sale, transfer, conveyance, exchange, financing, investment, trade, exchange or other change in legal or beneficial ownership of any property, whether accomplished by an issuance or purchase of assets of securities, merger, consolidation, management contract, joint venture, partnership, trade or exchange of assets or stock or otherwise. The "Aggregate Consideration" in a Transaction for purposes of determining the aforementioned fees shall mean (x) the aggregate amount of consideration received by the subject party and/or its shareholders (treating any shares issuable under exercise of options, warrants or other rights of conversion as outstanding) and the implied value of any equity interest retained by the subject party's shareholders and the value of any assets retained by the subject party plus (y) the amount of any debt assumed or repaid or preferred stock redeemed or remaining outstanding in connection with a Transaction (i.e. deferred payments, covenants not to compete, consulting agreements or traded/exchange properties).

      10.   Payment of Expenses.

            The Company  hereby agrees to bear all of the expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, European and U.S. road show costs and expenses, postage and mailing expenses with respect to the transmission of offering materials, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company's counsel and accountants, fees of Hunter's counsel in the amount of $15,000 and issue and transfer taxes, if any.

      11.   Conditions of Each Closing.

            Each closing shall be held at the offices of Company's counsel or as otherwise determined by Hunter and the Company. The obligations of Hunter hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of each closing date with respect to the Company as if it had been made on and as of such closing date; the accuracy on and as of each closing date of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of each closing of its covenants and obligations hereunder and to the following further conditions:

            (a) At or prior to each closing, counsel for Hunter shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and the offering materials or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

            (b) At and prior to each closing, (i) there shall have been no material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the offering materials; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company which has not been disclosed in the offering materials or to
Hunter in writing; (iii) except as set forth in the offering materials, the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received; (iv) except as set forth in the offering materials, the Company shall not have issued any securities (other than those to be issued as provided in the offering materials) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any change in the indebtedness (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as indicated in the offering materials; and (vi) no action, suit or proceeding, at law or in equity, against the Company or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could materially adversely affect the businesses, prospects or financial condition or income of the Company, except as set forth in the offering materials.

            (c) At each closing, Hunter shall have received a certificate of the Company signed by its chief executive officer, dated as of the applicable closing date, to the effect that the conditions set forth in subparagraph (b) above have been satisfied and that, as of the applicable closing date, the representations and warranties of the Company set forth herein are true and correct.

      12.   Miscellaneous.

            (a) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

            (b) Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed, addressed as follows:

             To Hunter:

             Hunter World Markets, Inc.
             9300 Wilshire Boulevard
             Penthouse Suite
             Beverly Hills, CA 90212
             Attention: Todd Ficeto
             Telephone: (310) 286-2211
             Fax: (310) 286-2373

             with a copy to:

             Shustak Jalil & Heller
             400 Park Avenue
             New York, New York 10022
             Attention:  James P. Jalil, Esq.
             Telephone: (212) 688-5900
             Fax: (212) 688-6151

             To the Company:

             Logistical Support, Inc.
             19734 Dearborn Street,
             Chatsworth, California 91311
             Attention:  Bruce Littell
             Telephone:
             Facsimile:

             with a copy to:

             Richardson & Patel LLP
             10900 Wilshire Boulevard, Suite 500
             Los Angeles, CA 90024
             Attention: Nimish Patel
             Telephone: (310) 208-1182
             Fax: (310) 208-1154
or to such other address of which written notice is given to the others.

            (c) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision.

            (d) This Agreement contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

            (e) If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       LOGISTICAL SUPPORT, INC.
                                       a Utah corporation

                                       /s/ Bruce Littell
                                       -----------------
                                       By:      Bruce Littell
                                       Its:     Chief Executive Officer

AGREED AND ACCEPTED

HUNTER WORLD MARKETS, INC.
A California corporation

         /s/ Todd Ficeto
         ---------------
By:      Todd Ficeto
Its:     President and CEO

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